CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 92 to the registration statement on Form N-1A ("Registration Statement") of our reports dated October 9, 2000, relating to the financial statements and financial highlights which appear in the August 31, 2000 Annual Reports to Shareholders of Neuberger Berman Manhattan Portfolio, Neuberger Berman Manhattan Fund, Neuberger Berman Manhattan Trust, Neuberger Berman Manhattan Assets, Neuberger Berman Socially Responsive Portfolio, Neuberger Berman Socially Responsive Fund, Neuberger Berman Socially Responsive Trust, Neuberger Berman Millennium Portfolio, Neuberger Berman Millennium Fund, Neuberger Berman Millennium Trust, Neuberger Berman Millennium Assets, Neuberger Berman Regency Portfolio, Neuberger Berman Regency Fund, Neuberger Berman Regency Trust, Neuberger Berman Century Portfolio, Neuberger Berman Century Fund, Neuberger Berman Century Trust, Neuberger Berman Technology Portfolio, Neuberger Berman Technology Fund, and Neuberger Berman Technology Trust which are also incorporated by reference into the registration statement. We also consent to the references to us under the headings "Financial Highlights," "Independent Auditors/Accountants" and "Financial Statements" in such registration statement.





/s/ Pricewaterhouse Coopers LLP
Boston, Massachusetts
December 11, 2000

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the references to our firm under the captions "Financial Highlights" in the Prospectus and "Independent Auditors/Accountants" and "Financial Statements" in the Statement of Additional Information in Post-Effective Amendment Number 92 to the Registration Statement (Form N-1A, No. 2-11357) of Neuberger Berman Equity Funds, and to the incorporation by reference of our reports dated October 2, 2000 on Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman Guardian Fund, Neuberger Berman International Fund and Neuberger Berman Partners Fund (five of the series comprising Neuberger Berman Equity Funds), on Neuberger Berman Focus Trust, Neuberger Berman Genesis Trust, Neuberger Berman Guardian Trust, Neuberger Berman International Trust and Neuberger Berman Partners Trust (five of the series comprising Neuberger Berman Equity Trust), on Neuberger Berman Focus Assets, Neuberger Berman Genesis Assets, Neuberger Berman Guardian Assets and Neuberger Berman Partners Assets (four of the series comprising Neuberger Berman Equity Assets), on Neuberger Berman Genesis Institutional (the only series of Neuberger Berman Equity Series), on Neuberger Berman Focus Portfolio, Neuberger Berman Genesis Portfolio, Neuberger Berman Guardian Portfolio and Neuberger Berman Partners Portfolio (four of the series comprising Equity Managers Trust) and on Neuberger Berman International Portfolio (the only series of Global Managers Trust), included in the respective 2000 Annual Reports to Shareholders of Neuberger Berman Equity Funds, Neuberger Berman Equity Trust, Neuberger Berman Equity Assets and Neuberger Berman Equity Series.



/s/ ERNST & YOUNG LLP
ERNST & YOUNG LLP
Boston, Massachusetts
December 12, 2000